J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan Global Research Enhanced Index Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated August 21, 2017

to the Prospectuses and Summary Prospectuses, dated March 1, 2017, as supplemented

Effective immediately, the disclosure entitled “Investment Process” in the “Risk/Return” sections and “More About the Fund” sections for the JPMorgan Global Research Enhanced Index Fund (the “Fund”) is hereby deleted and replaced with the following for the Fund, as applicable, to disclose how the Fund’s adviser integrates environmental, social and governance factors into its investment process.

The following replaces the “Investment Process” of the “Risk/Return” section in each of the Fund’s prospectuses:

Investment Process: In managing the Fund, the adviser combines fundamental research with a disciplined portfolio construction process. The adviser utilizes proprietary research, optimization modeling techniques and individual security selection in constructing the Fund’s portfolio. In-depth, fundamental research into individual securities is conducted by research analysts who emphasize each issuer’s long-term prospects. This research allows the adviser to rank issuers within each sector group according to their relative value. As a part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors (including accounting and tax policies, disclosure and investor communication, shareholder rights and remuneration policies) on the cash flows of many companies in which it may invest to identify issuers that the adviser believes will be negatively impacted by such factors relative to other issuers. These determinations may not be conclusive and securities of such issuers may be purchased and retained by the Fund. The adviser will modestly overweight securities which it deems to be attractive and modestly underweight or not hold those securities which it believes are unattractive.

The adviser may sell a security as its valuations or rankings change or if more attractive investments become available.

In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three different countries other than the United States. However, the Fund may invest a substantial part of its assets in just one country.

Corresponding changes will also be made to the “More About the Fund” section in each of the Fund’s prospectuses.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUSES AND SUMMARY PROSPECTUSES FOR FUTURE REFERENCE

SUP-GREI-817